            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                               SEMI-ANNUAL REPORT

                               November 30, 2000

                       [LOGO OF MEYERS PRIDE VALUE FUND]

                              Chairwoman's Letter
-------------------------------------------------------------------------------

This Chairwoman's Letter covers the six-month period from May 31, 2000 to November 30, 2000, and is an integral part of the Meyers Pride Value Fund's (the Fund) November 30, 2000 Semi-Annual Report. This letter should be read in conjunction with the following Report On The Fund, which includes a more detailed discussion of the Fund's portfolio activity and investment performance.

For the six-month period incorporating this Semi-Annual Report (May 31, 2000 to November 30, 2000), the Fund had a total return (which includes Fund expenses and reinvested dividends) of -4.87%. During the same period, the S&P 500/1/ had a total return (which includes reinvested dividends) of -6.92%, while the average domestic stock fund per Morningstar/2/ returned -5.37%. The Fund continues to have high performance rankings in both Morningstar and Lipper/3/. Based upon the Fund's three-year performance record, Morningstar has awarded the Fund a Four Star Overall rating in comparison to 3,990 domestic equity funds. The Fund also ranked in the top 12% (42 of 357 funds) of Multi-Cap Value funds tracked by Lipper for the three-year period.

Since inception on June 13, 1996 through November 30, 2000, the Fund has had an average annualized return of 14.79%/4/.

During the past six months, assets in the Fund increased from $8.76 million on May 31, 2000 to $9.19 million on November 30, 2000. During the past twelve months, assets in the Fund increased from $7.05 million on November 30, 1999 to $9.19 million on November 30, 2000. The Fund consistently recorded monthly net inflows of new investments during the past six months, in spite of the general industry trend of weakening inflows, or even redemptions--particularly for value style mutual funds.

The Fund is widely distributed through a variety of broker-dealers, on-line brokers, and financial advisory firms. As of November 30, 2000, the Fund was available through over 25 distribution channels, including Charles Schwab's OneSource and Market Place programs, E*Trade, DLJdirect, Morgan Stanley Dean Witter, Waterhouse Securities, Linsco Private Ledger Advisors, U.S. Clearing, the Lipper Investment Club, and American Express Financial Advisors SPS Advantage Program and brokerage services. A list of our major distribution channels is available on our website at www.pridefund.com. Please note that the trading symbol for the Fund in all these distribution systems is "MYPVX".

Our website is an extremely important communications conduit for both existing and prospective clients. Prospectuses and account applications can be directly downloaded from the website, and current and prospective clients are always welcome to e-mail us through the website (or contact us via telephone at (800) 410-3337). The website provides daily updates on the Fund's net asset value
(NAV), and monthly updates on performance. For your trading convenience, we have also established direct links from our home page to E*Trade, Schwab, and DLJdirect. Several other websites, including E*Trade, Schwab, Morningstar, Lipper, Yahoo Financial, and MSN Money Central have direct links to our website, and/or additional information on the Fund. You may access these websites for current and extensive information on the Fund.

The Fund is now listed daily in the Wall Street Journal and weekly in Barron's under "Meyers Pride".

Because of its importance, I have stated the following in nearly every Chairwoman's letter that I've written for the Fund. Specifically, we believe that consistency is an essential quality to strive for as professional investors. From the Fund's inception in June 1996, we have endeavored to consistently stick to the principal investment strategies of the Fund. We have endeavored to do this regardless of the general ups and downs that

-------------------------------------------------------------------------------

are an inevitable characteristic of the stock market. We have also endeavored to do this regardless of which industry sector, or investment style, is in or out of favor.

We continue to look at each company on an individual "bottoms-up" basis, employing an actively managed value-style investment strategy. We continue to seek long-term capital appreciation, rather than current income through dividends, or quick hits from "hot stocks". We also do not attempt to make investment "sector" bets, or try to time the market. We believe that a disciplined strategy of analyzing companies on an individual basis helps to prevent the Fund from being a part of the "herd mentality" that seems to have become more prevalent over the past few years in the stock market. In this, I am referring to the phenomenon that many stocks have experienced, whereby one day's news item(s) sends a stock's price significantly up or down, only to be followed by the opposite reaction within days or weeks. That to us reflects short-term irrationality which we believe is strongly mitigated by our adhering to a disciplined investment strategy founded upon a long-term perspective.

This strategy requires that each investment in the portfolio, besides being inexpensive relative to what we calculate to be its intrinsic value, must also be a fundamentally strong or strengthening company, managed by visionary, intelligent and ethical management teams. As part of our fundamental investment strategy, we invest in companies that have progressive Open Workplace policies, which we define as companies that have openly adopted policies that promote the value, respect, and development of all company employees, including gay and lesbian employees.

We strongly believe that companies maintaining Open Workplace policies will experience higher workplace morale, lower turnover, improved customer relations and more efficient internal communications, which can all contribute to above average profitability. At a time when approximately 80% of the U.S. economy is service-based, (meaning that the bulk of a company's assets are in its human capital base), actively valuing and developing all employees is essential to sustained profitability. We believe that companies that have openly adopted policies that value their gay and lesbian employees are at the vanguard of understanding the importance of an Open Workplace culture. We believe these policies provide tangible benefits to shareholders, and are notable from an investment prospective, and should not only be perceived as a company's effort to do the right thing from a human rights perspective. These firms are exactly the types of companies that belong in any investment portfolio.

Our database research and documentation process on employment policies is not a passive exercise. When we find companies that do not have anti-discrimination policies in place, we actively engage company management in constructive discussions to have such policies enacted. Significantly, we have had success in bringing these issues to the table, and in achieving positive results. We will continue with these important efforts.

On a final note, I think it is important to recognize that for many active and potential investors, stock market results during most of 2000 were difficult, perhaps even scary and confusing. Our investment style is structured to minimize losses, even in extremely volatile, weak markets, while providing long-term capital appreciation to our clients. We firmly believe that over the long-term, sound investments in common stocks (NOT SPECULATION), will provide the highest level of return for investors as they plan for retirement, a child's education, or any other goal or dream.

The excess speculation that was driven out of the market in 2000 is ultimately a good thing for the market's long-term viability, and I strongly suggest that one year's volatility and poor performance does not keep you from maintaining, or starting, an investment in the stock market.

-------------------------------------------------------------------------------

Thank you for your interest in choosing the Meyers Pride Value Fund for your portfolio.

/s/ Shelly J. Meyers
Shelly J. Meyers

--------
This material is authorized for distribution only when preceded or accompanied by a prospectus. The prospectus contains complete information including expenses and ongoing fees and should be read carefully before investing or sending money. BISYS Fund Services LP, distributes the Fund.

The views expressed in this letter reflect those of the Chairwoman through the end of the period covered by the report, as stated on the cover. The Chairwoman's views are subject to change based on market and other conditions. /1/The Fund's Performance is compared to the Standard & Poor's 500 Stock
  Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor can not invest directly in an index.
/2/Morningstar ratings reflect historical risk-adjusted performance as of 11/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a funds 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects performance below 90-day Treasury Bill returns. The overall rating is a weighted average of the 3, 5, 10-year ratings (where applicable). Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star.
/3/For the 1-year period ended 11/30/00, the Fund ranked 402 out of 506 funds within Lipper's Multi-Cap Value funds category, respectively. The Lipper ranking is based on total return and does not reflect a sales charge.
/4/Past performance does not guarantee future results. Investment returns and net asset value may fluctuate so that investors shares may be worth more or less than the original cost.

                              Report on the Fund
-------------------------------------------------------------------------------

For the six-month period incorporating this Semi-Annual Report (May 31, 2000 to November 30, 2000), the Meyers Pride Value Fund (the Fund) had a total return (including Fund fees and dividends) of -4.87%. During the same period, the average domestic stock fund (as tracked by Morningstar/1/) posted a return of -5.37%, and the S&P 500/2/ had a total return (which includes reinvested dividends) of -6.92%. For the one-year period ending November 30, 2000, the Fund had a total annualized return (including Fund fees and dividends) of - 0.71%. During the same period, the average domestic stock fund (as tracked by Morningstar) posted a one-year return of 2.95% and the S&P 500 had a total return of -4.22%. Since inception on June 13, 1996 through November 30, 2000, the Fund has had an average annualized return of 14.79%/3/.

The Fund is being tracked by Morningstar in Morningstar's Mid-Cap Value category and by Lipper/4/ in Lipper's Multi-Cap Value category. The Fund continues to have high performance rankings in both Morningstar and Lipper. Based upon the Fund's three-year performance record, Morningstar has awarded the Fund a Four Star Overall rating in comparison to 3,990 domestic equity funds. The Fund also ranked in the top 12% (42 of 357 funds) of Multi-Cap Value funds tracked by Lipper for the three-year period. As of November 30, 2000, the Fund was beating the S&P 500 on a calendar year-to-date, trailing twelve months, and three-year annualized basis.

While the companies held in the Fund had an average market capitalization of $48.1 billion dollars as of November 30, 2000, the Fund as a whole had a median market capitalization of approximately $10.9 billion. Over the six-month period from May 31, 2000 to November 30, 2000, the average market capitalization has decreased from approximately $58 billion dollars, however the median market capitalization in the Fund was essentially unchanged. At present, we will manage the Fund by seeking individual companies with the most attractive valuation characteristics, with market capitalization being a secondary concern.

As of November 30, 2000, the Fund had a total of thirty-seven stocks in the portfolio*, consistent with the number of holdings since inception. Seven new positions were established during the six-month period ending November 30, 2000, and eleven positions were entirely sold during the same period for an average net gain (including losses) of 16.69%. The six-month Fund turnover was 24.7%, far below the turnover rate registered by the average domestic stock fund. This matches our objective of managing the Fund with a long-term prospective, and theoretically provides a lower annual tax bite from short-term capital gains.

The most significant change in the portfolio since our last reporting period on May 31, 2000, was a material reduction in health care holdings. American Home Products (37.1% gain) and Johnson & Johnson (36.3% gain) were sold after hitting our valuation sale targets. Foundation Health Systems was sold at a 46.8% profit because of the general uncertainty surrounding HMO regulation. As with any year, we also disposed of our "mistake" stock selections, both to gain tax loss benefits, and to try to minimize any further depreciation. Among these sales were Eastman Kodak and Xerox, sold after depreciations of 30.8% and 34.7%, respectively. Though we weren't pleased with the results of these picks for the portfolio, we did sell both before they experienced far more significant declines. Two long-term holdings, Petco Animal Supplies and Whole Food Markets were sold for 93.6% and 39.2% gains, respectively. Petco was taken private by a buy-out group, and Whole Foods Market had reached our valuation selling target.

Significant additions to the Fund during this reporting period were Chevron Corp., Qualcomm, Inc. (after a very nasty drop in price to approximately $62), Apple Computer, Inc., Arrow Electronics, Inc., Bear Stearns, Inc., Nationwide Financial Services, Inc., and Sprint Corp. (FON Group). We also added significantly to existing

-------------------------------------------------------------------------------

positions in AT&T Corp., Activision, Inc., Serologicals Corp., WorldCom, Inc., and Computer Associates International, Inc. The net result was an increase in our telecommunications, financial services, and technology holdings, and a decrease in consumer services and health care. Most of this activity took place during the final three months of this six-month period ended November 30, 2000.

As of November 30, 2000, the top five equity holdings were*: Serologicals Corp. (5.3%), UnumProvident Corp. (4.4%), Allstate Corp. (4.2%), Activision, Inc. (4.0%), and Qualcomm, Inc. (3.5%). Please note that the percentage numbers represent the percentage of each holding in the overall portfolio. The top ten equity holdings represented approximately 37.4% of the total portfolio. This is about three percentage points higher than our typical top ten weighting, and was primarily a function of short vs. long-term tax considerations.

The Fund's average price/earnings ratio (P/E) as of November 30, 2000 was 17.9x based on estimated 2000 calendar earnings, and 17.6x based on estimated 2001 calendar earnings. In keeping with our value investment strategy, the Fund's portfolio P/E provides a significant discount to the S&P 500 market P/E of 22.7x based on estimated 2000 calendar earnings, and 19.9x based on estimated 2001 calendar earnings. The projected compound annual growth rate
(CAGR) of the Fund portfolio is higher than that estimated for S&P 500, with the portfolio's CAGR currently projected at 15.6% vs. the 14.1% of the S&P
500. Consistent with all other periods, this provides a current calendar year P/E ratio divided by estimated CAGR of 1.1, lower than the market average of 1.6, based upon our estimations.

In regards to the stated social investment criteria of the Fund, Meyers Capital Management, L.L.C., (investment advisor to the Fund), has continued to expand its documented database of companies which follow the anti-discrimination employment policies required by the Fund. Since May 31, 2000, ten new companies were added to this database as having verified and specifically stated anti-discrimination policies in regards to sexual orientation. A more detailed discussion on the Fund's social investment criteria can be found in the Chairwoman's Letter included in this Semi-Annual Report.

The Fund is widely distributed through a variety of broker/dealers, on-line brokers, and financial advisory firms. As of November 30, 2000, the Fund was available through over 25 distribution channels, including Charles Schwab's OneSource and Market Place programs, E*Trade, DLJdirect, Morgan Stanley Dean Witter, Waterhouse Securities, Linsco Private Ledger advisors, U.S. Clearing, the Lipper Investment Club, and American Express Financial Advisors SPS Advantage Program and brokerage services. A list of our major distribution channels is available on our website at www.pridefund.com. Please note that the trading symbol for the Fund in all these distribution systems is "MYPVX".

Our website is an extremely important communications conduit for both existing and prospective clients. Prospectuses and account applications can be directly downloaded from the website, and the website provides daily updates on the Fund's net asset value (NAV), and monthly updates on performance. For your trading convenience, we have also established direct links from our home page to E*Trade, Schwab, and DLJdirect. Several other websites, including E*Trade, Schwab, Morningstar, Lipper, Yahoo Financial, and MSN Money Central have direct links to our website, and/or additional information on the Fund. You may access these websites for current and extensive information on the Fund.

The Fund is now listed daily in the Wall Street Journal and weekly in Barron's under "Meyers Pride".

-------------------------------------------------------------------------------

Over the six-month period of the Report On The Fund, the stock market was volatile, and produced very disappointing returns for a number of investors. The excess speculation that was driven out of the market in 2000 and over the six months covered by this Report is ultimately a good thing for the market's long-term viability. Our investment style is structured to minimize losses, even in extremely volatile, weak markets, while providing long-term capital appreciation to our clients. We firmly believe, that over the long-term, sound investments in common stocks (NOT SPECULATION), will provide the highest level of return for investors as they plan for retirement, a child's education, or any other goal or dream.

We also firmly believe that employing a disciplined strategy of analyzing companies on an individual basis helps to prevent the Fund from being a part of the "herd mentality" that seems to have become more prevalent over the past few years in the stock market. In our opinion, this "herd mentality", exemplified by high volatility in both individual stocks and markets in general, reflects short-term irrationality, which we believe is strongly mitigated by adhering to a disciplined investment strategy founded upon a long-term perspective.

We believe we have accomplished our goal of maintaining our investment discipline, and believe this is exemplified by the Fund's relative investment performance (versus both the S&P 500 and domestic stock funds), for both the six-month period represented in this Report On The Fund, as well as the longer-term one and three year periods ending November 30, 2000.
-------------------------
* Portfolio holdings are accurate as of 11/30/00. Portfolio composition is subject to change.
/1/Morningstar ratings reflect historical risk-adjusted performance as of 11/30/00. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a funds 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects performance below 90-day Treasury Bill returns. The overall rating is a weighted average of the 3, 5, 10-year ratings (where applicable). Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star.
/2/The Fund's Performance is compared to the Standard & Poor's 500 Stock
  Index, which represents the U.S. stock market as a whole. The index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor can not invest directly in an index.
/3/Past performance does not guarantee future results. Investment returns and net asset value may fluctuate so that investors shares may be worth more or less than the original cost.
/4/For the 1-year period ended 11/30/00, the Fund ranked 402 out of 506 funds within Lipper's Multi-Cap Value funds category, respectively. The Lipper ranking is based on total return and does not reflect a sales charge.

                            MEYERS PRIDE VALUE FUND
                       Schedule of Portfolio Investments
                         November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

 Shares or
 Principal                                                  Market
  Amount                                                    Value
 ---------                                                  ------
           Common Stocks--96.5%:
           Banking--5.6%:
   8,000   Bank One Corp.                                 $  286,500
   6,300   Chase Manhattan Corp.                             232,313
                                                          ----------
                                                             518,813
                                                          ----------
           Commercial Services--2.0%:
  20,000   Cendant Corp. (b)                                 183,750
                                                          ----------
           Computer Equipment & Software--17.8%:
  35,000   Activision, Inc. (b)                              363,124
   8,000   Apple Computer, Inc. (b)                          132,000
  10,000   Computer Associates International, Inc.           261,250
   6,000   Intel Corp.                                       228,750
   1,200   International Business Machines Corp.             112,200
   4,000   Microsoft Corp. (b)                               229,500
  25,000   Unisys Corp. (b)                                  304,688
                                                          ----------
                                                           1,631,512
                                                          ----------
           Electric Utility--4.9%:
  10,000   Edison International                              229,375
   8,000   PG & E Corp.                                      219,500
                                                          ----------
                                                             448,875
                                                          ----------
           Electrical Equipment--2.6%:
  10,000   Arrow Electronics, Inc. (b)                       239,375
                                                          ----------
           Financial Services--6.1%:
   6,000   Bear Stearns Companies, Inc.                      275,625
   7,000   Nationwide Financial Services, Inc.--Class A      287,438
                                                          ----------
                                                             563,063
                                                          ----------
           Food Products & Services--1.1%:
  14,700   Horizon Organic Holding Corp. (b)                 103,819
                                                          ----------
           Health & Personal Care--6.7%:
  24,000   Cole National Corp.--Class A (b)                  211,500
   3,000   Procter & Gamble Co.                              224,625

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                         November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

 Shares or
 Principal                                          Market
  Amount                                            Value
 ---------                                          ------
           Common Stocks, (continued)
           Health & Personal Care, (continued)
  50,000   Sola International, Inc. (b)           $  181,250
                                                  ----------
                                                     617,375
                                                  ----------
           Insurance--11.8%:
  10,000   Allstate Corp.                            382,500
   5,800   St. Paul Companies, Inc.                  290,725
  15,000   UnumProvident Corp.                       404,999
                                                  ----------
                                                   1,078,224
                                                  ----------
           Medical--Biotechnology--5.3%:
  50,000   Serologicals Corp. (b)                    484,375
                                                  ----------
           Medical--Equipment & Supplies--2.1%:
  15,000   Boston Scientific Corp. (b)               193,125
                                                  ----------
           Oil & Gas--7.5%:
   3,280   BP Amoco PLC--ADR                         155,595
   3,000   Chevron Corp.                             245,625
   5,000   Texaco, Inc.                              290,313
                                                  ----------
                                                     691,533
                                                  ----------
           Pharmaceuticals--2.1%:
   4,200   Watson Pharmaceutical, Inc. (b)           193,200
                                                  ----------
           Recreation--2.3%:
  12,000   Callaway Golf Co.                         212,250
                                                  ----------
           Retail--3.1%:
  15,000   Toys "R" Us, Inc. (b)                     284,063
                                                  ----------
           Telecommunications--15.5%:
  11,400   AT&T Corp.                                223,725
  10,000   Lucent Technologies, Inc.                 155,625
   6,000   Motorola, Inc.                            120,375
   4,000   QUALCOMM, Inc. (b)                        320,999
   4,000   SBC Communications, Inc.                  219,750
  10,000   Sprint Corp. (FON Group)                  230,000

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 Schedule of Portfolio Investments, (continued)
                         November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

 Shares or
 Principal                                                    Market
  Amount                                                      Value
 ---------                                                    ------
           Common Stocks, (continued)
           Telecommunications, (continued)
   10,000  WorldCom, Inc. (b)                               $  149,375
                                                            ----------
                                                             1,419,849
                                                            ----------
           TOTAL COMMON STOCKS (Cost $9,571,118)             8,863,201
                                                            ----------
           SHORT TERM INVESTMENTS--2.9%:
 $270,165  Bank of New York Cash Reserve                       270,165
                                                            ----------
           TOTAL SHORT-TERM INVESTMENTS (Cost $270,165)        270,165
                                                            ----------
           TOTAL INVESTMENTS (Cost $9,841,283) (a)--99.4%    9,133,366
                                                            ----------
           Other assets in excess of liabilities--0.6%          59,671
                                                            ----------
           TOTAL NET ASSETS--100.0%                         $9,193,037
                                                            ==========

--------
ADR--American Depository Receipt
PLC--Public Limited Company

(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

         Unrealized appreciation................... $ 1,105,975
         Unrealized depreciation...................  (1,813,892)
                                                    -----------
         Net unrealized depreciation............... $  (707,917)
                                                    ===========

(b) Represents non-income producing securities.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statement of Assets and Liabilities
                               November 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $9,841,283)      $9,133,366
  Receivable from investment manager               56,761
  Dividends and interest receivable                 9,723
  Deferred organizational costs                    16,461
  Prepaid expenses                                  9,443
                                               ----------
    Total Assets                                           $9,225,754
Liabilities:
  Payable for distribution fees                     1,994
  Other accrued liabilities                        30,723
                                               ----------
    Total Liabilities                                          32,717
                                                           ----------
Net Assets, applicable to 762,877 shares of
 beneficial interest                                       $9,193,037
                                                           ==========
Net Assets consist of:
  Capital                                       9,899,388
  Accumulated net investment loss                 (24,724)
  Accumulated net realized gain on investments     26,290
  Net unrealized depreciation on investments     (707,917)
                                               ----------
Net Assets                                                 $9,193,037
                                                           ==========
Net Asset Value per share                                  $    12.05
                                                           ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            Statement of Operations
                   For the Six Months Ended November 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividend income                                      $  56,801
  Interest income                                         10,328
                                                       ---------
    Total investment income                                       $  67,129
Expenses:
  Investment management fees                           $  47,094
  Administration fees                                     19,448
  Distribution fees                                       11,773
  Audit fees                                              11,766
  Custodian fees                                           7,293
  Fund accounting fees                                    15,461
  Legal fees                                              34,340
  Organization expenses                                   16,552
  Registration fees                                        7,653
  Transfer agent fees                                     30,122
  Trustees' fees                                           4,766
  Miscellaneous expenses                                  19,022
                                                       ---------
    Total expenses before waivers/reimbursements                    225,290
    Less expenses waived by investment manager                      (47,094)
    Less expenses reimbursed by investment manager                  (86,361)
                                                                  ---------
    Net expenses                                                     91,835
                                                                  ---------
Net Investment Loss                                                 (24,706)
                                                                  ---------
Realized and Unrealized Gain/(Loss) on Investments
  Net realized gain on investments                       230,351
  Net change in unrealized depreciation on investments  (686,203)
                                                       ---------
  Net realized and unrealized loss on investments                  (455,852)
                                                                  ---------
Change in Net Assets Resulting From Operations                    $(480,558)
                                                                  =========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      Statements of Changes in Net Assets

                                                Six Months Ended
                                                November 30, 2000  Year Ended
                                                   (Unaudited)    May 31, 2000
------------------------------------------------------------------------------
Operations:
  Net investment loss                              $   (24,706)    $  (45,756)
  Net realized gain on investments                     230,351      1,528,891
  Net change in unrealized depreciation on
   investments                                        (686,203)      (518,267)
                                                   -----------     ----------
  Net increase/decrease in net assets resulting
   from operations                                    (480,558)       964,868
                                                   -----------     ----------
Distributions to Shareholders:
  Distributions from net realized gain on
   investments                                      (1,276,065)      (677,398)
Shares of Beneficial Interest:
  Net increase in net assets from shares of
   beneficial interest transactions                  2,223,805      3,827,724
                                                   -----------     ----------
  Net increase in net assets                           467,182      4,115,194
                                                   -----------     ----------
Net Assets:
  Beginning of period                                8,725,855      4,610,661
                                                   -----------     ----------
  End of period                                    $ 9,193,037     $8,725,855
                                                   ===========     ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         Notes To Financial Statements
                         November 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

1. Organization. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the Investment Manager, as defined herein, to be under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation.

Significant fee waivers and reimbursements were required to achieve an expense ratio of 1.95% during the current period. To the extent that the Fund does not increase net assets, the Fund is reliant upon the ability of the Investment Manager to continue to provide fee waivers and reimbursements. The Investment Manager is dependent upon achieving its goals, including increasing the Fund's net assets, in order to provide such support to the Fund. Inability by the Investment Manager to continue to provide fee waivers and reimbursements would result in an increase in net expenses and a corresponding decrease in net asset value per share.

2. Significant Accounting Policies. The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates:

a. Security Valuation. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of less than sixty days, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

b. Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income (including amortization of premium or accretion of discount, where applicable) is recorded as earned. Dividend income is recorded on the ex-dividend date.

c. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net

                            MEYERS PRIDE VALUE FUND
                   Notes To Financial Statements (continued)
                         November 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

d. Organization Expenses. All expenses incurred in connection with the Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. Related Party Transactions. Meyers Capital Management, LLC, serves as the Fund's Investment Advisor. Under the terms of the investment advisory agreement, the Investment Manager is entitled to receive a monthly fee of 1.00% of the average daily net assets of the Fund. The Investment Manager has agreed to waive all of its fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of 1.95% annualized of average daily net assets.

BISYS Fund Services Limited Partnership ("BISYS LP"), whom certain officers of the Fund are affiliated, serves the Fund as administrator. Such officers are paid no fees directly by the Fund for serving as officers of the Fund. Under the terms of the Administration Agreement, BISYS LP shall receive a minimum administration fee of $40,000 per year for administration services.

The Fund has adopted a Plan of Distribution ("Plan") in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, BISYS LP, as the Fund's Distributor, is responsible for facilitating the continuous sale and redemption of Fund shares. The Fund accrues daily and pays monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the sale and distribution of Fund shares and other fees for services provided to shareholders.

BISYS Fund Services, Inc. ("BISYS"), provides the Fund with fund accounting services. BISYS maintains the Fund's books and records and calculates the Fund's net asset value on a daily basis. The current Fund Accounting Agreement states that BISYS shall receive a minimum fee of $30,000 per year, plus reimbursement of out-of-pocket expenses.

BISYS provides dividend disbursement, registrar and transfer agency services to the Fund. The current Transfer Agency Agreement states that BISYS shall receive an annual fee of $21 per shareholder of the Fund, subject to a $15,000 per year minimum, plus reimbursement of out-of-pocket expenses.

                            MEYERS PRIDE VALUE FUND
                   Notes To Financial Statements (continued)
                         November 30, 2000 (Unaudited)
-------------------------------------------------------------------------------


4. Shares of Beneficial Interest. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares and dollars were as follows:

                                 Six Months Ended
                                 November 30, 2000       Year Ended
                                    (Unaudited)         May 31, 2000
                                ------------------- ---------------------
                                 Shares    Amount    Shares     Amount
                                -------- ---------- --------  -----------
        Shares sold              121,605 $1,781,501  434,145  $ 6,149,829
        Shares reinvested         98,014  1,248,509   46,660      660,304
        Shares redeemed         (55,345)  (806,205) (210,943)  (2,982,409)
                                -------- ---------- --------  -----------
        Net increase in shares   164,274 $2,223,805  269,862  $ 3,827,724
                                ======== ========== ========  ===========

5. Security Transactions. Purchases and sales of securities for the six months ended November 30, 2000, other than short-term securities, amounted to $4,509,549, and $2,197,433, respectively.

6. Federal Income Taxes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                            MEYERS PRIDE VALUE FUND
                              Financial Highlights

                                 Six Months
                                    Ended
 (For a share outstanding     November 30, 2000  Year Ended   Year Ended   Year Ended  Period Ended
 throughout each period)         (Unaudited)    May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997*
-----------------------------------------------------------------------------------------------------
 Net Asset Value, beginning
  of period                        $14.58          $14.03       $12.98       $12.23       $10.00
                                   ------          ------       ------       ------       ------
 Income from Investment
  Operations:
   Net investment loss              (0.03)          (0.08)       (0.08)       (0.06)       (0.03)
   Net realized and
    unrealized gain/loss on
    investments                     (0.58)           2.05         1.95         2.36         2.26
                                   ------          ------       ------       ------       ------
   Total from investment
    operations                      (0.61)           1.97         1.87         2.30         2.23
 Distributions to
  Shareholders from:
   Net realized gain on
    investments                     (1.92)          (1.42)       (0.82)       (1.55)          --
                                   ------          ------       ------       ------       ------
 Net Asset Value, end of
  period                           $12.05          $14.58       $14.03       $12.98       $12.23
                                   ======          ======       ======       ======       ======
 Total Return                       (4.87%)(b)      14.36%       15.43%       20.56%       22.30%(b)
 Ratios to Average Net
  Assets/Supplemental Data:
   Net assets, end of period
    (in thousands)                 $9,193          $8,726       $4,611       $3,123       $1,563
   Net investment loss net
    of
    waivers/reimbursements          (0.52%)(a)      (0.68%)      (0.79%)      (0.61%)      (0.48%)(a)
   Expenses before
    waivers/reimbursements**         4.78%(a)        7.11%       10.32%       12.30%       41.61%(a)
   Expenses net of
    waivers/reimbursements           1.95%(a)        1.95%        1.95%        1.95%        2.09%(a)
   Portfolio turnover rate          24.68%          72.32%       73.70%       39.00%       42.46%

--------
 *   From June 13, 1996 (commencement of operations) through May 31, 1997.
** During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waivers and reimbursements had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not Annualized.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND

Investment Manager
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

Distributor and Administrator
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

Fund Accounting Agent
and Transfer Agent
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Custodian
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

Legal Counsel
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

Independent Auditors
KPMG LLP
Two Nationwide Plaza
Columbus, OH 43215

01/01

   This material must be
 preceded or accompanied by
   a current prospectus.